UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2021

Amplitude, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40817	45-3937349
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

201 Third Street, Suite 200

San Francisco, California 94103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 988-5131

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	AMPL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On September 21, 2021, Amplitude, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2021 and its financial outlook for the third quarter ending September 30, 2021 and the full years ending December 31, 2021 and 2022 (the “Press Release”). The Company will hold a conference call and live webcast to discuss its results and outlook. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Restatement of Certificate of Incorporation

On September 21, 2021, the Company filed an amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware following the effectiveness of the Company’s registration statement on Form S-1, as amended (File No. 333-259168) (as amended, the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s board of directors and stockholders previously approved the Certificate of Incorporation to become effective immediately after the effectiveness of the Registration Statement. A description of certain provisions of the Certificate of Incorporation is set forth in the prospectus contained in the Registration Statement in the section titled “Description of Capital Stock” and will be set forth under the same section in the final prospectus to be filed with the SEC on or about September 28, 2021, pursuant to Rule 424(b) under the Securities Act, relating to the Registration Statement (the “Prospectus”).

Amendment and Restatement of Bylaws

Following the effectiveness of the Registration Statement on September 21, 2021, the Company’s amended and restated bylaws (the “Bylaws”) became effective. The Company’s board of directors and stockholders previously approved the Bylaws to become effective immediately after the effectiveness of the Registration Statement. A description of certain provisions of the Bylaws is set forth in the prospectus contained in the Registration Statement in the section titled “Description of Capital Stock” and will be set forth under the same section in the Prospectus.

The foregoing descriptions of the Certificate of Incorporation and the Bylaws are qualified in their entirety by reference to the Certificate of Incorporation and the Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, hereto, and are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

The Company announces material information to its investors using filings with the SEC, the investor relations page of the Company’s website (www.investors.amplitude.com), blog posts on the Company’s website, press releases, public conference calls, webcasts, the Company’s Twitter feed (@Amplitude_HQ), the Company’s Facebook page, the Company’s LinkedIn page and Spenser Skates’ Twitter feed (@spenserskates). Therefore, the Company encourages investors, the media and others interested in the Company to review the information it makes public in these channels, as such information could be deemed to be material information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Amplitude, Inc.

3.2	Amended and Restated Bylaws of Amplitude, Inc.

99.1	Press Release, dated September 21, 2021, issued by Amplitude, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPLITUDE, INC.

Date: September 21, 2021	By:	/s/ Hoang Vuong Hoang Vuong Chief Financial Officer